EXHIBIT 10.3

BEAR STEARNS

                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009


DATE:             February 27, 2007

TO: Wells Fargo Bank, N.A., not individually, but solely as Master Servicer on behalf of Wells Fargo Mortgage Backed Securities 2007-2 Trust

ATTENTION:        Client Manager - WFMBS-2007-2
TELEPHONE:        410-884-2000
FACSIMILE:        410-715-2380

FROM:             Derivatives Documentation
TELEPHONE:        212-272-2711
FACSIMILE:        212-272-9857

SUBJECT:          Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNEC9192

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Wells Fargo Bank, N.A., not individually, but solely as Master Servicer on behalf of Wells Fargo Mortgage Backed Securities 2007-2 Trust (the "Counterparty") formed pursuant to the Pooling and Servicing Agreement dated as of February 27, 2007 among Wells Fargo Asset Securities Corporation, as depositor (the "Depositor"), HSBC Bank USA, National Association, as trustee and Wells Fargo Bank, N.A., as master servicer (the "Pooling and Servicing Agreement"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Type of Transaction:    Rate Cap

      Notional Amount:        With respect to any Calculation Period, the lesser
                              of (a) the amount set forth for such period in the Schedule of Notional Amounts attached hereto and
                              (b) the Principal Balance (as defined in the Pooling and Servicing Agreement) of the Class
                              I-A-10 Certificates as of the last day of such period.

      Trade Date:             February 14, 2007

      Effective Date:         March 25, 2007

      Termination Date:       August 25, 2011

      Fixed Amount (Premium):

         Fixed Rate Payer:    Bear, Stearns & Co. Inc. on behalf of
                              Counterparty.

         Fixed Rate Payer
         Payment Date:        February 27, 2007

         Fixed Amount:        USD [_______]

      Floating Amounts:
         Floating Rate Payer: BSFP

         Cap Rate:            5.40000%

         Floating Rate Payer
         Period End Dates:    The 25th calendar day of each month during the
                              Term of this Transaction, commencing April 25,
                              2007 and ending on the Termination Date, with No
                              Adjustment.

         Floating Rate Payer
         Payment Dates:       Early Payment shall be applicable. The Floating
                              Rate Payer Payment Dates shall be two Business
                              Days preceding each Floating Rate Payer Period End
                              Date.

         Floating Rate Option: USD-LIBOR-BBA, provided, however, that if the
                               Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than 8.90000% then the Floating Rate for such Calculation Period shall be deemed to be 8.90000%.

         Designated Maturity: One month

         Floating Rate Day
         Count Fraction:      30/360

         Reset Dates:         The first day of each Calculation Period.

         Compounding:         Inapplicable

      Business Days for
         payments:            New York

      Business Day Convention: Following

3.    Additional Provisions:  Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4. Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)    Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(g)   "Termination Currency" means United States Dollars.

3)    Tax Representations.

      Payer Representations. For the purpose of Section 3(e) of the ISDA Form Master Agreement, BSFP and the Counterparty make the following representations:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

         (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

         (ii) the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
         Section 4 (a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

         (iii) the satisfaction of the agreement of the other party contained in
         Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the ISDA Form Master Agreement by reason of material prejudice of its legal or commercial position.

(ii) Payee Representations. For the purpose of Section 3(f) of the ISDA Master Agreement, each of Bear Stearns and the Counterparty make the following representations.

      The following representation will apply to Bear Stearns:

            Bear Stearns is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

      The following representation will apply to the Counterparty:

            None.

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Counterparty's only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to cause the Fixed Amount to be paid on the Fixed Rate Payer Payment Date.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:

Party required to         Form/Document/          Date by which to
deliver document          Certificate             be delivered

Bear Stearns             An original properly    (i) upon execution of this
                         completed and           Agreement, (ii) on or before
                         executed United         the first payment date under
                         States Internal         this Agreement, including any
                         Revenue Service Form    Credit Support Document, (iii)
                         W-9 (or any successor   promptly upon the reasonable
                         thereto) with respect   demand by Counterparty, (iv)
                         to any payments         prior to the expiration or
                         received or to be       obsolescence of any previously
                         received by Bear        delivered form, and (v)
                         Stearns, that           promptly upon the information
                         eliminates U.S.         on any such previously
                         federal withholding     delivered form becoming
                         and backup              inaccurate or incorrect.
                         withholding Tax on
                         payments to Bear
                         Stearns under this
                         Agreement.

Counterparty             Upon the execution      (i) Before the first scheduled
                         and delivery of this    payment; (ii) promptly upon
                         Agreement,              reasonable demand by BSFP; and
                         Counterparty shall      (iii) promptly upon learning
                         (a) apply for the       that any Form W-9 or other
                         employer                applicable form (or any
                         identification number   successor thereto) previously
                         of the Trust promptly   provided by Counterparty has
                         upon entering into      become obsolete or incorrect.
                         this Agreement and
                         deliver the related
                         correct, complete and
                         duly executed IRS
                         Form W-9 promptly
                         upon receipt to
                         eliminate U.S.
                         federal withholding
                         and backup
                         withholding tax on
                         payments to
                         Counterparty under
                         this Agreement; and,
                         in any event, no
                         later than the first
                         Payment Date of this
                         transaction; (b) in
                         the case of a W-8ECI,
                         W-8IMY and W-8BEN
                         that does not include
                         a U.S. taxpayer
                         identification number
                         in line 6, deliver
                         before December 31 of
                         each third succeeding
                         calendar year; (c)
                         deliver promptly upon
                         reasonable demand by
                         BSFP; and, (d)
                         deliver promptly upon
                         learning that any
                         such Form previously
                         provided by
                         Counterparty has
                         become obsolete or
                         incorrect.

(2)   Other documents to be delivered are:

Party required   Form/Document/      Date by which to    Covered by Section 3(d)
to deliver       Certificate         to be delivered     Representation
document

BSFP and the     Any documents         Upon the            Yes
Counterparty     required by the       execution and
                 receiving party to    delivery of this
                 evidence the          Agreement and
                 authority of the      such
                 delivering party or   Confirmation;
                 its Credit Support    and, in the case
                 Provider, if any,     of the
                 for it to execute     Counterparty,
                 and deliver this      within 30 days
                 Agreement, any        after the date of
                 Confirmation, and     this Agreement
                 any Credit Support
                 Documents to which
                 it is a party, and
                 to evidence the
                 authority of the
                 delivering party or
                 its Credit Support
                 Provider to perform
                 its obligations
                 under this
                 Agreement, such
                 Confirmation and/or
                 Credit Support
                 Document, as the
                 case may be

BSFP and the     A certificate of an   Upon the            Yes
Counterparty     authorized officer    execution and
                 of the party, as to   delivery of this
                 the incumbency and    Agreement and
                 authority of the      such Confirmation
                 respective officers
                 of the party signing
                 this Agreement, any
                 relevant Credit
                 Support Document, or
                 any  Confirmation,
                 as the case may be

Counterparty     An executed copy of   Within 30 days      No
                 the Pooling and       after the date of
                 Servicing Agreement.  this Agreement.


6)    Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

      Address for notices or communications to BSFP:

         Address:    383 Madison Avenue, New York, New York  10179
         Attention:  DPC Manager
         Facsimile:  (212) 272-5823

      with a copy to:

         Address:    One Metrotech Center North, Brooklyn, New York 11201
         Attention:  Derivative Operations - 7th Floor
         Facsimile:  (212) 272-1634

         (For all purposes)

      Address for notices or communications to the Counterparty:

         Address:    9062 Old Annapolis Road
                     Columbia, MD 21045
         Attention:  Client Manager - Wells Fargo Mortgage
                     Backed  Securities  2007-2 Trust
         Facsimile:  410-884-2000
         Phone:      410-715-2380

(b)   Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
      Agreement:

                  BSFP appoints as its
                  Process Agent:          Not Applicable

                  The Counterparty appoints as its
                  Process Agent:          Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)   Credit Support Document. Not applicable for either BSFP or the
      Counterparty.

(g)   Credit Support Provider.

      BSFP: Not Applicable

      The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

      The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) Non-Recourse. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Trust Estate (as defined in the Pooling and Servicing Agreement) and the proceeds thereof to satisfy Counterparty's obligations hereunder. In the event that the Trust Estate and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Trust Estate and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive.

(m) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction (other than the pledge of this Transaction to the trustee pursuant to the Pooling and Servicing Agreement) shall be permitted by either party unless each of Fitch Ratings ("Fitch"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investor Service, Inc. ("Moody's"), has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Certificates (as defined in the Pooling and Servicing Agreement).

(n) Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any of the laws of the United States, or any other jurisdiction for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.

(o)   The ISDA Form Master Agreement is hereby amended as follows:

      The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

(p) Master Servicer Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Master Servicer (i) this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity but solely as Master Servicer pursuant to the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and vested in it thereunder (ii) each of the representations, undertakings and agreements herein made on behalf of the Wells Fargo Mortgage Backed Securities 2007-2 Trust (the "Trust") is made and intended not as personal representations, undertakings and agreements of the Master Servicer but is made and intended for the purpose of binding only the Trust, and (iii) under no circumstances will Wells Fargo Bank, N.A. in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by it on behalf of the Trust under this Confirmation.

(q) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(r) Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The last sentence of the first paragraph of Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(s)   Additional Termination Events. Additional Termination Events will apply.

      (i) If a Ratings Event has occurred and BSFP has not, within 30 days, complied with Section 6(t) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

      (ii) Cap Disclosure Event. If, upon the occurrence of a Cap Disclosure Event (as defined in Paragraph 6(u)(ii) below), BSFP has not, within the greater of (5) five calendar days or (3) three Business Days after such Cap Disclosure Event complied with any of the provisions set forth in Paragraph 6(u)(iii) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

(t)   Ratings Downgrade.

(a) If BSFP fails to satisfy the Required Ratings (a "Ratings Event"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either

      (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

      (ii)  deliver collateral, and an executed ISDA Credit Support Annex;

      (iii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

      (iv)  take any other action that satisfies the Rating Agency Condition;

provided that the failure by BSFP to take any action specified in (i)-(iv) above on or prior to the 30th calendar day after such Ratings Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

(b) If BSFP fails to satisfy the Replacement Ratings (a "Replacement Event"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either:

      (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

      (ii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

      (iii) take any other action that satisfies the Rating Agency Condition;

provided that the failure by BSFP to take any action specified in (i)-(iii) above on or prior to the 10th Local Business Days after such Replacement Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

As used herein,

"Moody's" means Moody's Investors Service, Inc.

"Rating Agency" means, each of S&P and Moody's

"Rating Agency Condition" means with respect to any proposed act or omission to act hereunder, a condition that is satisfied if each Rating Agency then providing a rating of the Certificates confirms in writing that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

"Replacement Ratings" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "BBB-" by S&P or "A3" by Moody's.

"Required Ratings" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "AA-" by S&P and "Aa3" by Moody's.

"S&P" means Standard and Poor's Ratings Services, Inc.

(u)   Compliance with Regulation AB.

(i) BSFP agrees and acknowledges that the Depositor is required under Regulation AB under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act") ("Regulation AB"), to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) It shall be cap disclosure event ("Cap Disclosure Event") if, on any Business Day after the date hereof, the Depositor or the Counterparty requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by Depositor, in good faith, that such information is required under Regulation AB) (the "Cap Financial Disclosure").

(iii) Upon the occurrence of a Cap Disclosure Event, BSFP, at its own expense, shall (a) provide to the Depositor and Counterparty the Cap Financial Disclosure, (b) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Swap Rating Agencies, which entity (or a guarantor therefor) meets or exceeds the Approved Rating Thresholds (or which satisfies the Rating Agency Condition) and which entity (i) is able to comply with the requirements of Item 1115 of Regulation AB and (ii) provides indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to financial information delivered to comply with the requirements of Regulation AB or (c) obtain a guaranty of the BSFP's obligations under this Agreement from an affiliate of the BSFP that is able to comply with the financial information disclosure requirements of
      Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to the Cap Provider, and cause such affiliate to provide Cap Financial Disclosure. If permitted by Regulation AB, any required Cap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

      Any such Cap Financial Disclosure provided pursuant to this paragraph 6(u) shall be in a form suitable for conversion to the format required for filing by the Depositor or the Counterparty with the Securities and Exchange Commission via the Electronic Data Gathering Retrieval System (EDGAR).

(v) Third Party Beneficiary. Depositor shall be a third party beneficiary of this Agreement.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g) Relationship Between Parties.

                  Each party represents to the other party on each date when it enters into a Transaction that:--

            (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

            (2) Evaluation and Understanding.

            (i) BSFP is acting for its own account and Counterparty is acting solely as Master Servicer and has been directed to enter into this Agreement by, and on behalf of, the Trust, and both BSFP and the Trust each have the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

            (ii) It understands the terms, conditions and risks (and does in fact assume) of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

            (5) Eligible Contract Participant. (A) It is an "eligible contract participant" within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a "trading facility" within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended."

      NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.    Account Details and
      Settlement Information:  Payments to BSFP:

                               Citibank, N.A., New York
                               ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                               Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                               Sub-account Number: 102-04654-1-3
                               Attention: Derivatives Department

                               Payments to Counterparty:
                               Bank: Wells Fargo Bank, N.A.
                               ABA#: 121000248
                               For credit to: SAS Clearing
                               Acct. #: 3970771416
                               For further credit to: WFMBS 2007-2
                               Reserve Acct. #: 50985301 - Reference WFMBS
                               2007-2 Reserve Fund

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:  /s/ Annie Manevitz
    --------------------------------
    Name:   Annie Manevitz
    Title:  Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS MASTER SERVICER ON BEHALF OF WELLS FARGO MORTGAGE BACKED SECURITIES 2007-2 TRUST


By:   /s/ Carla S. Walker
      ------------------------------
      Name:  Carla S. Walker
      Title: Vice President

lm

                          SCHEDULE OF NOTIONAL AMOUNTS

                                                      Notional Amount
   From and including        To but excluding              (USD)
---------------------        ----------------         ---------------
     Effective Date             4/25/2007              148,561,498.15
       4/25/2007                5/25/2007              147,999,167.26
       5/25/2007                6/25/2007              147,248,810.15
       6/25/2007                7/25/2007              146,310,730.85
       7/25/2007                8/25/2007              145,185,684.96
       8/25/2007                9/25/2007              143,874,882.82
       9/25/2007                10/25/2007             142,379,991.25
       10/25/2007               11/25/2007             140,703,133.88
       11/25/2007               12/25/2007             138,846,890.01
       12/25/2007               1/25/2008              136,814,292.04
       1/25/2008                2/25/2008              134,608,821.29
       2/25/2008                3/25/2008              132,234,402.46
       3/25/2008                4/25/2008              129,695,396.48
       4/25/2008                5/25/2008              126,996,591.90
       5/25/2008                6/25/2008              124,143,194.78
       6/25/2008                7/25/2008              121,140,817.15
       7/25/2008                8/25/2008              117,995,463.97
       8/25/2008                9/25/2008              114,713,518.71
       9/25/2008                10/25/2008             111,301,727.52
       10/25/2008               11/25/2008             107,767,182.09
       11/25/2008               12/25/2008             104,117,301.23
       12/25/2008               1/25/2009              100,359,811.22
       1/25/2009                2/25/2009              96,502,724.96
       2/25/2009                3/25/2009              92,554,320.06
       3/25/2009                4/25/2009              88,523,115.91
       4/25/2009                5/25/2009              84,417,849.77
       5/25/2009                6/25/2009              80,247,664.45
       6/25/2009                7/25/2009              76,021,641.08
       7/25/2009                8/25/2009              71,749,002.35
       8/25/2009                9/25/2009              67,603,684.00
       9/25/2009                10/25/2009             63,582,889.30
       10/25/2009               11/25/2009             59,683,878.36
       11/25/2009               12/25/2009             55,903,967.04
       12/25/2009               1/25/2010              52,240,525.86
       1/25/2010                2/25/2010              48,690,978.87
       2/25/2010                3/25/2010              45,252,802.61
       3/25/2010                4/25/2010              41,923,525.10
       4/25/2010                5/25/2010              38,700,724.77
       5/25/2010                6/25/2010              35,582,029.46
       6/25/2010                7/25/2010              32,565,115.48
       7/25/2010                8/25/2010              29,647,706.62
       8/25/2010                9/25/2010              26,827,573.21
       9/25/2010                10/25/2010             24,102,531.19
       10/25/2010               11/25/2010             21,470,441.21
       11/25/2010               12/25/2010             18,929,207.75
       12/25/2010               1/25/2011              16,476,778.22
       1/25/2011                2/25/2011              14,111,142.15
       2/25/2011                3/25/2011              11,830,330.31
       3/25/2011                4/25/2011               9,632,413.91
       4/25/2011                5/25/2011               7,515,503.79
       5/25/2011                6/25/2011               5,477,749.64
       6/25/2011                7/25/2011               3,517,339.22
       7/25/2011             Termination Date           1,632,497.60